SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Jun. 30, 2012	Sep. 30, 2011
Subsequent Events [Abstract]
7. SUBSEQUENT EVENTS

NOTE 7 – SUBSEQUENT EVENTS

On July 18, 2012, the Company requested an advance of $100,000 in accordance with the terms and conditions set forth in the Equity Issuance Agreement dated September 10, 2010 between Black Sands Holdings Inc. and the Company. In accordance with the Equity Issuance Agreement, Black Sands Holdings, Inc. is to subscribe to and purchase 1,666,667 units valued at $0.06 per unit for an aggregate purchase price of $100,000. Each unit comprises one share of common stock and one warrant of the Company. Each warrant entitles the holder to purchase one additional share of common stock of the Company at an exercise price of $0.09 per share for a period of three years. As a result of the request for the advance, on August 15, 2012, the Company received $66,000 in cash. The Company expects to receive the balance of the request of $34,000 on or about August 17, 2012.

On August 15, 2012, the Company has made the first interest payment due under the Amended and Restated Promissory Notes (“Notes”).

NOTE 8 - SUBSEQUENT EVENTS

On December 12, 2011, the Company issued 2,727,273 shares of common stock to Black Sands Holdings, Inc. to settle a Private Placement Subscription Agreement entered on August 9, 2011.  These shares were recorded as stock payable on September 30, 2011.

Additionally, on December 12, 2011, the Company issued 750,000 shares of common stock to Mr. Alvaro J. Valencia, CEO and Director of the Company, in accordance with his Independent Consultant Agreement.  Of these shares, 500,000 were recorded as stock payable on September 30, 2011 and 250,000 were fully vested on October 31, 2011.